                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints JEFFREY HOWARD and GRETCHEN CARTER, and each of them, his true and lawful attorneys-in-fact and agents with full power to sign for the undersigned and in the name, place and stead of the undersigned, in any and all capacities, any report required to be filed with the Securities and Exchange Commission pursuant to either Section 13 or 16 of the Securities Exchange Act of 1934 and
any successor or alternate provisions thereto (the "Exchange Act") of securities of all entities in which the undersigned may, from time to time, have direct or indirect ownership interests, on, without limitation, Schedule 13D, Schedule
13G, Form 3, Form 4, Form 5 or any other such schedules or forms as may be designated by the Securities and Exchange Commission for such purpose, and any and all amendments thereto and any and all exhibits and other documents necessary or incidental in connection therewith, and to file the same with the
Securities and Exchange Commission, hereby granting to said attorneys-in-fact and agents, and each of them, full power of substitution and revocation in the premises, and generally to do and perform each and every act and thing which said attorneys-in-fact and agents, and each of them, may deem necessary or advisable to facilitate compliance with the provisions of said sections of the
Exchange Act, and all regulations of the Securities and Exchange Commission thereunder, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or any substitute or substitutes for any or all of them, may do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, the undersigned have hereunto executed this Power of Attorney this 22nd day of October, 2004.

                                        /s/ Arthur Richards Rule
                                        ---------------------------------------
                                        Arthur Richards Rule

                                        RULE FAMILY TRUST U/D/T 12/17/98

                                        By: /s/ Arthur Richards Rule
                                            ------------------------------------
                                            Arthur Richards Rule, as trustee